UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2014

Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 492-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     At the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Diamond Offshore Drilling, Inc. (the “Company”) held on May 20, 2014, the Company’s stockholders approved the Company’s Incentive Compensation Plan for Executive Officers (as Amended and Restated as of March 28, 2014) (the “Incentive Compensation Plan”). The Company’s Board of Directors (the “Board”) had previously adopted and approved the Incentive Compensation Plan, subject to stockholder approval.

All of the Company’s executive officers are eligible to participate in the Incentive Compensation Plan. The Incentive Compensation Plan is designed to qualify the amounts paid under its terms to executive officers as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, to allow amounts awarded under the Incentive Compensation Plan to be deductible by the Company for federal income tax purposes, even if, when combined with other compensation, the award causes the compensation of any of the participants to exceed $1 million.

The amendments made to the Incentive Compensation Plan as previously in effect included an expansion of the types of performance measures upon which performance-based compensation awards may be based; an increase in the maximum amount payable to each executive officer for each year from $1,000,000 to $7,500,000; a provision permitting the Compensation Committee of the Board to vary the treatment of performance awards upon termination of employment in accordance with a participant’s employment agreement, as long as that treatment does not cause the award to fail to qualify as “performance-based compensation” for income tax purposes; and an amendment to define “Disability” as set forth in the participant’s employment agreement, if applicable.

The material features of the Incentive Compensation Plan are described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2014, which description is incorporated herein by reference and is qualified in its entirety by reference to the Incentive Compensation Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

At the Company’s Annual Meeting held on May 20, 2014, the Company’s stockholders also approved the Company’s Equity Incentive Compensation Plan (the “Equity Plan”), which amends and restates the Company’s 2000 Stock Option Plan. The Board had previously adopted and approved the Equity Plan, subject to stockholder approval.

The Equity Plan provides for the award of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units and other stock-based awards. Awards may be granted under the Equity Plan to officers, independent contractors, employees and nonemployee directors of the Company or of any of its subsidiaries or affiliates. The maximum number of shares of the Company’s common stock available for the grant or settlement of awards under the Equity Plan is 7,500,000, subject to adjustment for certain business transactions and changes in capital structure.

The Equity Plan’s principal changes compared to 2000 Stock Option Plan as previously in effect include an increase in the number of shares of common stock available for issuance under the Equity Plan from 1,500,000 shares to 7,500,000 shares; an increase in the annual limit on the number of shares of common stock with respect to which awards may be granted to any single individual from 200,000 shares to 500,000 shares; the provision of performance goals upon which the awards under the Equity Plan may be conditioned; and the addition of other stock-based awards (in addition to options and stock appreciation rights) that may be granted under the Equity Plan, including awards of restricted stock, restricted stock units, performance shares and units and other stock-based awards.

The material features of the Equity Plan are described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2014, which description is incorporated herein by reference and is qualified in its entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.2 to this report and is incorporated herein by reference. In addition, the form of stock option certificate for grants to executive officers, other employees and consultants is filed as Exhibit 10.3 to this report and the form of stock option certificate for grants to non-employee directors is filed as Exhibit 10.4 to this report. The form of award certificate for stock appreciation right grants to the Company’s executive officers, other employees and consultants is filed as Exhibit 10.5 to this report and the form of award certificate for stock appreciation right grants to non-employee directors is filed as Exhibit 10.6 to this report. The form of award certificate for grants of performance restricted stock units is filed as Exhibit 10.7 to this report. All of the foregoing forms are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The Company held its Annual Meeting on May 20, 2014 in New York, New York.

(b) At the Annual Meeting, the holders of 124,567,894 shares of common stock out of 137,170,137 shares entitled to vote as of the record date were represented in person or by proxy, constituting a quorum. The final voting results for each of the items presented for stockholder approval were as follows:

1. To elect eleven directors to serve until the Company’s 2015 annual meeting of stockholders. The number of votes for, against and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director nominee were as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
James S. Tisch	97,952,672	16,718,711	58,580	9,837,931
Marc Edwards	100,694,810	13,973,517	61,636	9,837,931
John R. Bolton	114,128,966	510,255	90,742	9,837,931
Charles L. Fabrikant	114,145,842	492,774	91,347	9,837,931
Paul G. Gaffney II	114,148,237	490,371	91,355	9,837,931
Edward Grebow	114,066,873	571,944	91,146	9,837,931
Herbert C. Hofmann	101,844,613	12,828,298	57,052	9,837,931
Kenneth I. Siegel	98,975,685	15,691,929	62,349	9,837,931
Clifford M. Sobel	114,131,009	508,955	89,999	9,837,931
Andrew H. Tisch	98,691,645	15,974,878	63,440	9,837,931
Raymond S. Troubh	113,987,181	682,764	60,018	9,837,931

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2014:

Number of Shares
For	124,166,761
Against	336,565
Abstain	64,568
Broker Non-Votes	0

3. To approve, by advisory vote, executive compensation:

Number of Shares
For	113,378,127
Against	1,123,672
Abstain	228,164
Broker Non-Votes	9,837,931

4. To approve the Company’s Incentive Compensation Plan:

Number of Shares
For	113,528,980
Against	1,073,200
Abstain	127,783
Broker Non-Votes	9,837,931

5. To approve the Company’s Equity Plan:

Number of Shares
For	112,925,718
Against	1,695,948
Abstain	108,297
Broker Non-Votes	9,837,931

6. To consider a stockholder proposal on board diversity:

Number of Shares
For	18,529,381
Against	91,641,282
Abstain	4,559,300
Broker Non-Votes	9,837,931

Based on the final vote as reported above, the eleven director nominees named above were elected as directors of the Company. In addition, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2014, approved, by advisory vote, executive compensation, approved the Company’s Incentive Compensation Plan, approved the Company’s Equity Plan and rejected the stockholder proposal on board diversity.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

10.1	The Diamond Offshore Drilling, Inc. Incentive Compensation Plan for Executive Officers (as Amended and Restated as of March 28, 2014) (incorporated by reference to Exhibit A attached to the Company’s definitive proxy statement on Schedule 14A filed April 1, 2014).

10.2	Diamond Offshore Drilling, Inc. Equity Incentive Compensation Plan (incorporated by reference to Exhibit B attached to the Company’s definitive proxy statement on Schedule 14A filed April 1, 2014).

10.3	Form of Stock Option Certificate for grants to executive officers, other employees and consultants pursuant to the Equity Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 1, 2004) (SEC File No. 1-13926).

10.4	Form of Stock Option Certificate for grants to non-employee directors pursuant to the Equity Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed October 1, 2004) (SEC File No. 1-13926).

10.5	Form of Award Certificate for stock appreciation right grants to the Company’s executive officers, other employees and consultants pursuant to the Equity Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2006) (SEC File No. 1-13926).

10.6	Form of Award Certificate for stock appreciation right grants to non-employee directors pursuant to the Equity Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007) (SEC File No. 1-13926).

10.7	Form of Award Certificate for grants of Performance Restricted Stock Units pursuant to the Equity Plan (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: May 21, 2014